Filed pursuant to Rule 497(a)

File No. 333-175074

Rule 482ad

FOR IMMEDIATE RELEASE

THL Credit Announces Public Offering

BOSTON—September 19, 2012—THL Credit, Inc. (NASDAQ: TCRD) (“THL Credit”) announced that it plans to make a public offering of 5,300,000 shares of its common stock. THL Credit also plans to grant the underwriters an option to purchase up to an additional 795,000 shares of common stock. The offering of the shares will be made under THL Credit’s existing shelf registration statement, which was filed with, and declared effective by, the Securities and Exchange Commission. BofA Merrill Lynch, Citigroup, Credit Suisse and RBC Capital Markets are acting as joint book-running managers for this offering. BB&T Capital Markets, a division of Scott & Stringfellow, LLC, and JMP Securities are acting as co-managers for this offering.

THL Credit expects to use the net proceeds of this offering to repay outstanding indebtedness under its revolving credit facility and for general corporate purposes, including working capital requirements. Through reborrowing under its revolving credit facility, THL Credit intends to invest in debt and equity securities of middle market companies in accordance with its investment objective and strategies.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of THL Credit before investing. The preliminary prospectus supplement dated September 19, 2012 and the accompanying prospectus dated September 10, 2012, which have been filed with the Securities and Exchange Commission, contain this and other information about THL Credit and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of THL Credit and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from: BofA Merrill Lynch, 222 Broadway, 7th Floor, New York, NY 10038, Attn: Prospectus Department, or e-mail dg.prospectus_requests@baml.com; Citigroup, Attention: Prospectus Department, Brooklyn Army Terminal, 140 58th Street, 8th Floor, Brooklyn, New York 11220, telephone: (800) 831-9146, or email batprospectusdept@citi.com; Credit Suisse Securities (USA) LLC, Prospectus Department, One Madison Avenue, New York, NY 10010, by calling toll-free (800) 221-1037 or by email newyork.prospectus@credit-suisse.com; RBC Capital Markets, LLC, Attention: Prospectus Department, Three World Financial Center, 200 Vesey Street, 8th Floor, New York, NY 10281, telephone: (212) 428-6670 or by fax: (212) 428-6260.

ABOUT THL CREDIT

THL Credit is an externally-managed, non-diversified closed-end management investment company that has elected to be treated as a business development company (BDC) under the Investment Company Act of 1940. THL Credit’s investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated debt and equity securities of middle market companies.

THL Credit is headquartered in Boston, with additional investment teams in Los Angeles and Houston. THL Credit invests primarily in junior capital securities, including subordinated, or mezzanine, debt and second lien secured debt, which junior capital may include an associated equity component such as warrants, preferred stock or other similar securities. THL Credit may also selectively invest in first lien secured loans that generally have structures with higher interest rates which include unitranche investments. In certain instances, THL Credit will also make direct equity investments. THL Credit targets investments in middle market companies with annual revenues of between $25 million and $500 million that require capital for growth and acquisitions. THL Credit’s investment activities are managed by THL Credit Advisors LLC, an investment adviser registered under the Investment Advisers Act of 1940.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission THL Credit undertakes no duty to update any forward-looking statements made herein.

Investor Contact:

THL Credit, Inc.

Terrence W. Olson

COO & CFO

617-790-6010

Media Contact:

Sard Verbinnen & Co

Michael Henson

212-687-8080

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